POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Herbert J. Arkebauer
Herbert J. Arkebauer
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Raymond G. Avischious
Raymond G. Avischious
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ R. Beumer
Richard E. Beumer
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Kenneth Daly
Kenneth Daly
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Elizabeth Duda
Elizabeth A. Duda
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Edward A. Engel
Edward A. Engel
Director
AID ASSOCIATION FOR LUTHERANS

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ John O. Gilbert
John O. Gilbert
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Gary J. Greenfield
Gary J. Greenfield
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ R. L. Gunderson
Richard L. Gunderson
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ James W. Hanson
James W. Hanson
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Robert H. Hoffman
Robert H. Hoffman
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Robert E. Long
Robert E. Long
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Robert B. Peregrine Sr.
Robert B. Peregrine Sr.
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Kathi P. Seifert
Kathi P. Seifert
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Roger G. Wheeler
Roger G. Wheeler
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Marlene Wilson
Marlene Wilson
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I does hereby make, constitute and appoint Richard L. Gunderson, John O. Gilbert and Woodrow E. Eno and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to any Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


/s/ Thomas R. Zehnder
Rev. Thomas Zehnder
Director
AID ASSOCIATION FOR LUTHERANS